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                                                                    Exhibit 99.2
                               SECURED TERM NOTE



$7,000,000.00                                                 April 15, 1999
                                                       Boston, Massachusetts


     For value received, the undersigned jointly and severally promise to pay to Fleet National Bank ("Bank"), or order, at its office at One Federal Street, Boston, Massachusetts 02110, or at such other place as may be designated in writing by the holder hereof, the principal sum of Seven Million ($7,000,000.00) Dollars in eighty-four (84) consecutive monthly installments, as follows:
$83,333.00 on November 1, 1999 and the same amount (except the last installment, which shall be in the amount of the remaining outstanding principal balance) on the 1st day of each month thereafter until this note is paid in full. Interest shall be charged on the said principal sum outstanding at a rate equal to the Adjusted Libor plus two and three-quarters percent (2.75%) as defined in the undersigneds' Loan Agreement with the Bank of even date (the "Loan Agreement"), adjusted every month as provided below. Interest on the aggregate principal balance owing to the Bank at the close of each day shall be payable monthly in arrears commencing on the 1st day of the month next succeeding the date hereof, and continuing on the 1st day of each month thereafter until such principal balance is fully and finally paid. Notwithstanding the foregoing interest provisions, the undersigned shall have the benefit of, and be subject to the terms of, that certain ISDA Master Swap Agreement between the undersigned and the Bank dated April 15, 1999 (the "Swap Agreement").


     The Adjusted Libor shall be calculated on the date hereof, and recalculated on the numerically corresponding day of each month thereafter, provided that if such day is not a Banking Day, then the Adjusted Libor shall be recalculated on the next preceding or the next succeeding day which is a Banking Day as determined in good faith by the Bank in accordance with the then current bank practices in the relevant Interbank Market (such date hereinafter referred to as an "Adjustment Date"). Interest shall be computed on the basis of the actual number of days elapsed over a year of 360 days. Each Adjusted Libor interest rate calculated hereunder on an Adjustment Date shall become the applicable interest rate until the next Adjustment Date.


     If this note is not paid in full on the date of maturity or upon the exercise by the holder of its rights in the event of the undersigned's default, interest on unpaid balances shall thereafter be payable at an interest rate per annum equal to five (5%) percent greater than the rate of interest specified herein.

     If the entire amount of any required principal and/or interest is not paid in full within ten (10) days after the same is due, the undersigned shall pay to the Bank a late fee equal to five (5%) percent of the required payment. In no event, however, shall the outstanding principal advances evidenced by this note bear interest rate in excess of the maximum interest permitted by applicable law.

     In the event of prepayment of this note, whether by acceleration or otherwise, the undersigned shall pay to Bank any amounts required to compensate Bank for any additional
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losses, costs or expenses which it may reasonably incur as a result of such payment, including, without limitation, any loss, costs or expenses incurred by reason of the liquidation or redeployment of deposits or other funds acquired by Bank to fund or maintain the loan evidenced by this note. The provisions of this paragraph, however, shall be subject in all respects to the provisions of the Swap Agreement.

     At the option of the holder, this note shall become immediately due and payable without notice or demand upon the occurrence at any time of (i) the failure to pay in full and when due any installment of principal or interest hereunder; or (ii) one or more Events of Default as defined in the Loan Agreement and the expiration of any applicable grace period.


     Any and all deposits or other sums at any time or times credited by or due from the holder to, and all securities or other property in possession of the holder for safekeeping or otherwise and belonging to, any maker, indorser, or guarantor of this note are and shall be subject to a security interest in favor of the holder to secure payment of this note and the payment and performance of any and all other liabilities and obligations, direct or indirect, absolute or contingent, due or to become due or that may hereafter be contracted, of said respective maker, indorser, or guarantor to the holder. Upon any of the events specified above or upon non-payment of this note or any of such liability or obligation whenever due, and at any time or times thereafter, without any demand or notice, except to such extent as notice may be required by applicable law, the holder may sell or dispose of any or all such securities or other property and may exercise any and all the rights accorded the holder by the Massachusetts Uniform Commercial Code. The holder may apply or set off such deposits or other sums at any time whether or not the liability of the maker, indorser or guarantor is then due. The provisions of this paragraph are cumulative to, and not exclusive of, any other rights that the holder has with respect to such deposits, sums, securities or other property under other agreements or applicable principles of law. The holder shall have no duty to take steps to preserve rights against prior parties as to such securities or other property.


     Every maker, indorser, and guarantor of this note, or the obligation represented by this note, waives presentment, demand, notice, protest, and all other demands or notices in connection with the delivery, acceptance, indorsement, performance, default, or enforcement of this note, assents to any and all extensions or postponements of the time of payment or any other indulgence, to any substitution, exchange, or release of collateral, and/or to the addition or release of any other party or person primarily or secondarily liable, and generally waives all suretyship defenses and defenses in the nature thereof.


     The undersigned will pay all costs and expenses of collection, including attorneys' fees, incurred or paid by the holder in enforcing this note or the obligations hereby evidenced, to the extent permitted by law.


     No delay or omission of the holder in exercising any right or remedy hereunder shall constitute a waiver of any such right or remedy. Acceptance by the holder of any payment after acceleration shall not be deemed a waiver of such acceleration. A waiver on one occasion shall

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not operate as a bar to or waiver of any such right or remedy on any future occasion.

     The holder need not enter payments of principal or interest upon this note but may maintain a record thereof on a separate ledger maintained by the holder.



     The word "holder" as used in this note shall mean the payee or indorsee of this note who is in possession of it or the bearer if this note is at the time payable to bearer.



     THE UNDERSIGNED AND THE BANK HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT TO TRIAL BY JURY THAT THE UNDERSIGNED OR THE BANK MAY HAVE IN ANY ACTION OR PROCEEDING, IN LAW OR IN EQUITY, IN CONNECTION WITH THE TRANSACTION DOCUMENTS OR THE TRANSACTIONS RELATED THERETO. THE UNDERSIGNED HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF THE BANK HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE BANK WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. THE UNDERSIGNED ACKNOWLEDGES THAT THE BANK HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE PROVISIONS OF THIS SECTION.

     All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Loan Agreement. This Note is issued pursuant to the Loan Agreement, which more explicitly describes the rights and obligations of the undersigned and the Bank.


     All rights and obligations hereunder shall be governed by the law of the Commonwealth of Massachusetts and this note shall be deemed to be under seal.



Witness:                           SIGHT RESOURCE CORPORATION




/s/  Brian T. Garrity              By: /s/  William T. Sullivan
---------------------------          --------------------------

Brian T. Garrity                        William T. Sullivan, President
(As to all)



                                   CAMBRIDGE EYE ASSOCIATES, INC.



                                   By: /s/  William T. Sullivan
                                     --------------------------------
                                       William T. Sullivan, President

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                              DOUGLAS VISION WORLD, INC.



                              By: /s/  William T. Sullivan
                                ------------------------------------
                                  William T. Sullivan, President



                              E.B. BROWN OPTICIANS, INC.



                              By: /s/  William T. Sullivan
                                ------------------------------------
                                  William T. Sullivan, President



                              EYEGLASS EMPORIUM, INC.



                              By: /s/  William T. Sullivan
                                ------------------------------------
                                  William T. Sullivan, President



                              SHAWNEE OPTICAL, INC.



                              By: /s/  William T. Sullivan
                                ------------------------------------
                                  William T. Sullivan, President



                              VISION PLAZA CORP.



                              By: /s/  William T. Sullivan
                                ------------------------------------
                                  William T. Sullivan, President



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              THIS NOTE IS SECURED PURSUANT A SECURITY AGREEMENT
              (ALL  ASSETS) FROM EACH OF THE MAKERS OF THIS NOTE,
                          ALL OF EVEN DATE HEREWITH.
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